Exhibit 99.2

SECOND QUARTER 2016

Supplemental Information

MEDICALPROPERTIESTRUST.COM

FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.

On the Cover and Above: ATOS Klinik Heidelberg (MEDIAN) - Heidelberg, Germany. Acquired in 2016.

Q2 2016 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW

Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities.

OFFICERS

Edward K. Aldag, Jr.	Chairman, President and Chief Executive Officer

R. Steven Hamner	Executive Vice President and Chief Financial Officer

Emmett E. McLean	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

J. Kevin Hanna	Vice President, Controller and Chief Accounting Officer

BOARD OF DIRECTORS

Edward K. Aldag, Jr.	MPT Officers, from left: J. Kevin Hanna, Emmett E. McLean, Edward K. Aldag, Jr., and R. Steven Hamner.
G. Steven Dawson
R. Steven Hamner
Robert. E. Holmes, Ph.D.
Sherry A. Kellett
William G. McKenzie
D. Paul Sparks, Jr.
CORPORATE HEADQUARTERS
Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755
(205) 969-3756 (fax)
www.medicalpropertiestrust.com

Q2 2016 | SUPPLEMENTAL INFORMATION 3

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW (continued)

INVESTOR RELATIONS Tim Berryman | Director - Investor Relations (205) 397-8589 tberryman@medicalpropertiestrust.com	CAPITAL MARKETS Charles Lambert | Managing Director - Capital Markets (205) 397-8897 clambert@medicalpropertiestrust.com

TRANSFER AGENT	STOCK EXCHANGE	SENIOR UNSECURED
American Stock Transfer	LISTING AND	DEBT RATINGS
and Trust Company	TRADING SYMBOL	Moody’s – Ba1
6201 15th Avenue	New York Stock Exchange	Standard & Poor’s – BBB-
Brooklyn, NY 11219	(NYSE): MPW

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands except per share data)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
FFO INFORMATION:
Net income attributable to MPT common stockholders	$53,724	$22,407	$111,651	$58,304
Participating securities’ share in earnings	(132)	(250)	(276)	(516)

Net income, less participating securities’ share in earnings	$53,592	$22,157	$111,375	$57,788
Depreciation and amortization(A)	23,335	14,956	44,807	29,712
Gain on sale of real estate	(22,613)	—	(22,653)	—

Funds from operations	$54,314	$37,113	$133,529	$87,500
Write-off straight line rent and other	3,063	—	3,063	—
Transaction costs from non-real estate dispositions	5,975	—	5,975	—
Acquisition expenses(A)	4,801	25,809	9,034	32,048
Impairment charges	7,375	—	7,375	—
Unutilized financing fees / debt refinancing costs	—	—	4	238

Normalized funds from operations	$75,528	$62,922	$158,980	$119,786

Share-based compensation	1,814	2,598	3,509	5,200
Debt costs amortization	2,062	1,394	3,897	2,771
Additional rent received in advance(B)	(300)	(300)	(600)	(600)
Straight-line rent revenue and other	(11,204)	(6,928)	(22,033)	(13,260)

Adjusted funds from operations	$67,900	$59,686	$143,753	$113,897

PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings	$0.22	$0.11	$0.47	$0.28
Depreciation and amortization(A)	0.10	0.07	0.18	0.14
Gain on sale of real estate	(0.09)	—	(0.09)	—

Funds from operations	$0.23	$0.18	$0.56	$0.42
Write-off straight line rent and other	0.01	—	0.01	—
Transaction costs from non-real estate dispositions	0.03	—	0.03	—
Acquisition expenses(A)	0.02	0.12	0.04	0.16
Impairment charges	0.03	—	0.03	—
Unutilized financing fees / debt refinancing costs	—	—	—	—

Normalized funds from operations	$0.32	$0.30	$0.67	$0.58

Share-based compensation	0.01	0.01	0.01	0.03
Debt costs amortization	0.01	0.01	0.01	0.01
Additional rent received in advance(B)	—	—	—	—
Straight-line rent revenue and other	(0.06)	(0.03)	(0.09)	(0.07)

Adjusted funds from operations	$0.28	$0.29	$0.60	$0.55

(A)	Includes our share of real estate depreciation and acquisition expenses from unconsolidated joint ventures (if any). Any such amounts are included with the activity of all of our equity interests in the “Other income (expense)” line on the consolidated statements of income.
(B)	Represents additional rent received from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of June 30, 2016)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate		Balance
2016 Unsecured Notes	Fixed	5.59	% (A)	$125,000
Northland – Mortgage Capital Term Loan	Fixed	6.20%		13,253
2018 Credit Facility Revolver	Variable	1.87	% (B)	25,000
2019 Term Loan	Variable	2.11%		250,000
5.750% Notes Due 2020 (Euro) (C)	Fixed	5.75%		222,120
6.875% Notes Due 2021 (D)	Fixed	6.88%		450,000
4.000% Notes Due 2022 (Euro) (C)	Fixed	4.00%		555,300
6.375% Notes Due 2022	Fixed	6.38%		350,000
6.375% Notes Due 2024	Fixed	6.38%		500,000
5.500% Notes Due 2024	Fixed	5.50%		300,000

				$2,790,673
Debt premium				1,991
Debt issuance costs				(34,029)

Weighted average rate		5.38%		$2,758,635

(A)	Represents the weighted-average rate for four tranches of the Notes at June 30, 2016, factoring in interest rate swaps in effect at that time. $65 million of the 2016 Unsecured Notes were repaid on July 29, 2016.
(B)	At June 30, 2016, this represents a $1.3 billion unsecured revolving credit facility with spreads over LIBOR ranging from 0.95% to 1.75%.
(C)	Represents 700 million of bonds issued in Euros and converted to U.S. dollars at June 30, 2016.
(D)	The 6.875% Notes Due 2021 were redeemed post June 30, 2016, with proceeds from our $500 million Notes Due 2026 that were issued at 5.250%.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

(as of June 30, 2016)

($ amounts in thousands)

Debt Instrument	2016	2017	2018	2019	2020	Thereafter
2016 Unsecured Notes (A)	$125,000	$—	$—	$—	$—	$—
Northland – Mortgage Capital Term Loan	152	320	12,781	—	—	—
2018 Credit Facility Revolver	—	—	25,000	—	—	—
2019 Term Loan	—	—	—	250,000	—	—
5.750% Notes Due 2020 (Euro)	—	—	—	—	222,120	—
6.875% Notes Due 2021 (A)	—	—	—	—	—	450,000
4.000% Notes Due 2022 (Euro)	—	—	—	—	—	555,300
6.375% Notes Due 2022	—	—	—	—	—	350,000
6.375% Notes Due 2024	—	—	—	—	—	500,000
5.500% Notes Due 2024	—	—	—	—	—	300,000

	$125,152	$320	$37,781	$250,000	$222,120	$2,155,300

(A)	$65 million of the 2016 Unsecured Notes were repaid on July 29, 2016. The 6.875% Notes Due 2021 were redeemed post June 30, 2016, with proceeds from our $500 million Notes Due 2026 that were issued at 5.250%.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED EBITDA

(Unaudited)

(Amounts in thousands)

For the Three Months Ended
June 30, 2016
Net income attributable to MPT common stockholders	$53,724
Pro forma adjustments for capital transactions, acquisitions / dispositions that occurred after the period (A)	(855)

Pro forma net income	$52,869
Add back:
Interest expense	41,501
Debt refinancing costs	—
Depreciation and amortization	23,978
Stock-based compensation	1,814
Mid-quarter acquisitions / divestitures	(5,293)
Mid-quarter development openings and investments	152
Estimated earnings from CIP funding	1,579
Gain on sale of real estate and other asset dispositions, net	(16,638)
Impairment and other charges	10,438
Acquisition expenses	4,801
Income tax expense	364

2Q 2016 Pro forma EBITDA	$115,565

Annualization	$462,260

Total debt	$2,758,635
Pro forma changes to debt balance after June 30, 2016 (A)	(40,000)
Cash	(234,561)

Net debt	$2,484,074

Net debt / pro forma annualized EBITDA	5.4x

(A)	Reflects impact from previously disclosed divestitures and investments that occurred after June 30, 2016.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(as of June 30, 2016)

($ amounts in thousands)

Years of Maturities (A) (B)	Total Leases/Loans	Base Rent/Interest (C)	Percent of Total Base Rent/Interest
2016	—	$—	—
2017	—	—	—
2018	1	2,007	0.5%
2019	2	5,017	1.2%
2020	5	10,640	2.5%
2021	3	13,591	3.2%
2022	15	73,550	17.4%
2023	4	12,599	3.0%
2024	1	2,237	0.5%
2025	7	22,064	5.2%
Thereafter	145	281,109	66.5%

	183	$422,814	100.0%

(A)	Excludes 14 of our facilities that are under development, our Twelve Oaks facility that is not fully occupied, and the 9 properties that we own through joint venture arrangements. In addition, the schedule reflects post June 30, 2016 transactions, including the sale of three HealthSouth facilities on July 22, 2016 and one RCCH facility acquired on July 20, 2016.
(B)	Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(C)	Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY ASSET TYPE

(June 30, 2016)

($ amounts in thousands)

Asset Types	Total Gross Assets (B)	Percentage of Gross Assets	YTD Revenue	Percentage of Total Revenue
General Acute Care Hospitals (A)	$3,377,992	62.3%	$159,978	61.2%
Inpatient Rehabilitation Hospitals	1,447,467	26.7%	76,388	29.3%
Long-Term Acute Care Hospitals	383,595	7.1%	24,933	9.5%
Other assets	213,341	3.9%	—	—

Total	$5,422,395	100.0%	$261,299	100.0%

(A)	Includes three medical office buildings.
(B)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments assuming all real estate commitments are fully funded. Also, reflects the sale of three HealthSouth facilities on July 22, 2016.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY OPERATOR

(June 30, 2016)

($ amounts in thousands)

Operators	Total Gross Assets (A)	Percentage of Gross Assets	YTD Revenue	Percentage of Total Revenue
Prime Healthcare	$1,126,654	20.8%	$58,859	22.5%
MEDIAN	1,054,368	19.4%	47,745	18.3%
Ernest Health	584,411	10.8%	33,322	12.8%
Adeptus Healthcare	500,000	9.2%	16,205	6.2%
RCCH (B)	458,659	8.5%	32,909	12.6%
22 operators	1,484,962	27.4%	72,259	27.6%
Other assets	213,341	3.9%	—	—

Total	$5,422,395	100.0%	$261,299	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments assuming all real estate commitments are fully funded. Also, reflects the sale of three HealthSouth facilities on July 22, 2016.
(B)	RCCH represents RCCH Healthcare Partners, which is the Capella and RegionalCare merged entity.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY U.S. STATE AND COUNTRY

(June 30, 2016)

($ amounts in thousands)

U.S. States and Other Countries	Total Gross Assets		Percentage of Gross Assets	YTD Revenue	Percentage of Total Revenue
Texas	$920,959		17.0%	$48,256	18.5%
California	547,079		10.1%	33,187	12.7%
New Jersey	432,740		8.0%	18,243	7.0%
Arizona	306,449		5.7%	11,722	4.5%
Missouri	210,921		3.9%	9,811	3.8%
24 Other States	1,579,908		29.0%	90,120	34.4%
Other assets (A)	189,358		3.5%	—	—

United States	$4,187,414		77.2%	$211,339	80.9%
Germany	$1,054,368		19.4%	$47,745	18.3%
Italy(A)	95,222		1.8%	—	—
Spain(A)	23,805		0.5%	168	0.1%
United Kingdom	37,603		0.7%	2,047	0.7%
Other assets(A)	23,983		0.4%	—	—

International	$1,234,981		22.8%	$49,960	19.1%

Total	$5,422,395	(B)	100.0%	$261,299	100.0%

(A)	Includes our equity investments, of which related income is reflected in other income in our income statement.
(B)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments assuming all real estate commitments are fully funded. Also, reflects the sale of three HealthSouth facilities on July 22, 2016.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDAR(1) Rent Coverage

YOY and Sequential Quarter Comparisons by Property Type

Stratification of Portfolio EBITDAR Rent Coverage

EBITDAR Rent Coverage TTM	Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$280,279	5	11.1%
3.00x - 4.49x	$318,449	5	12.6%
1.50x - 2.99x	$141,514	2	5.6%
Less than 1.50x	$—	0	0.0%
Total Master Leased and/or with Parent Guaranty: 3.0x	$1,787,672	64	70.7%
General Acute Master Leased and/or with Parent Guaranty: 3.9x	$850,992	20	33.7%
Inpatient Rehabilitation Facilities Master Leased and/or with Parent Guaranty: 1.9x	$574,415	27	22.7%
Long-Term Acute Care Hospitals Master Leased and/or with Parent Guaranty: 1.8x	$362,265	17	14.3%

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included.

Freestanding ERs will be reported as a distinct property type when 24 months of financial reporting data is available for a property or all properties associated with an initial funding commitment as applicable.

All data presented is on a trailing twelve month basis.

(1)	EBITDAR adjusted for non-recurring items.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS IN 2016

($ amounts in thousands)

Operator	Location	Costs Incurred as of 6/30/2016	Rent Commencement Date	Acquisition / Development
MEDIAN (A)	Heidelberg, Germany	$46,991	6/23/2016	Acquisition
Adeptus Health	Dallas, TX	5,319	5/23/2016	Development
Prime Healthcare	Newark, NJ	63,000	5/2/2016	Acquisition
Adeptus Health	Phoenix, AZ	6,392	4/4/2016	Development
Ernest Health	Toledo, OH	19,212	4/1/2016	Development
Adeptus Health	Houston, TX	4,116	3/28/2016	Development
Adeptus Health	Helotes, TX	7,197	3/10/2016	Development
Adeptus Health	Frisco, TX	4,721	3/4/2016	Development
Adeptus Health	Longmont, CO	4,770	2/10/2016	Development
Adeptus Health	Rosenberg, TX	4,731	1/15/2016	Development

		$166,449

(A)	We acquired Heidelberg in June 2016 for €41.6 million, which was the final MEDIAN property to be acquired from our initial MEDIAN transaction. Exchange rate used is as of date of acquisition.

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF JUNE 30, 2016

($ amounts in thousands)

Operator	Commitment	Costs Incurred as of 6/30/2016	Estimated Completion Date
Adeptus Health	$62,154	$43,763	3Q 2016
Adeptus Health	53,836	15,343	4Q 2016
Adeptus Health	5,730	206	1Q 2017
Adeptus Health	61,997	16,311	2Q 2017
Adeptus Health	71,331	—	Various

	$255,048	$75,623

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Amounts in thousands except per share data)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues
Rent billed	$77,960	$53,893	$152,021	$106,994
Straight-line rent	8,551	5,252	16,768	9,980
Income from direct financing leases	13,552	12,808	32,503	25,363
Interest and fee income	26,237	27,848	60,007	53,425

Total revenues	126,300	99,801	261,299	195,762
Expenses
Real estate depreciation and amortization	22,832	14,956	43,974	29,712
Impairment charges	7,375	—	7,375	—
Property-related	784	530	1,685	881
Acquisition expenses	4,767	25,809	3,702	32,048
General and administrative	12,045	10,642	23,516	21,547

Total operating expenses	47,803	51,937	80,252	84,188

Operating income	78,497	47,864	181,047	111,574
Interest expense	(41,501)	(26,890)	(80,874)	(53,556)
Gain on sale of real estate and other asset dispositions, net	16,638	—	16,678	—
Other income (expense)	654	2,078	(4,018)	1,385
Income tax expense	(364)	(563)	(683)	(938)

Income from continuing operations	53,924	22,489	112,150	58,465
Loss from discontinued operations	—	—	(1)	—

Net income	53,924	22,489	112,149	58,465
Net income attributable to non-controlling interests	(200)	(82)	(498)	(161)

Net income attributable to MPT common stockholders	$53,724	$22,407	$111,651	$58,304

Earnings per common share – basic:
Income from continuing operations	$0.23	$0.11	$0.47	$0.28
Loss from discontinued operations	—	—	—	—

Net income attributable to MPT common stockholders	$0.23	$0.11	$0.47	$0.28

Earnings per common share – diluted:
Income from continuing operations	$0.22	$0.11	$0.47	$0.28
Loss from discontinued operations	—	—	—	—

Net income attributable to MPT common stockholders	$0.22	$0.11	$0.47	$0.28

Dividends declared per common share	$0.23	$0.22	$0.45	$0.44
Weighted average shares outstanding – basic	238,082	208,071	237,796	205,515
Weighted average shares outstanding – diluted	239,008	208,640	238,413	206,127

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands except per share data)

	June 30, 2016	December 31, 2015
	(Unaudited)	(A)
ASSETS
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$3,482,199	$3,297,705
Real estate held for sale	63,074	—
Net investment in direct financing leases	528,747	626,996
Mortgage loans	549,337	757,581

Gross investment in real estate assets	4,623,357	4,682,282
Accumulated depreciation and amortization	(278,590)	(257,928)

Net investment in real estate assets	4,344,767	4,424,354
Cash and cash equivalents	181,561	195,541
Interest and rent receivables	47,699	46,939
Straight-line rent receivables	95,988	82,155
Other assets	447,918	860,362

Total Assets	$5,117,933	$5,609,351

LIABILITIES AND EQUITY
Liabilities
Debt, net	$2,758,635	$3,322,541
Accounts payable and accrued expenses	148,218	137,356
Deferred revenue	20,997	29,358
Lease deposits and other obligations to tenants	22,845	12,831

Total liabilities	2,950,695	3,502,086
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding - 240,341 shares at June 30, 2016 and 236,744 shares at December 31, 2015	240	237
Additional paid in capital	2,642,281	2,593,827
Distributions in excess of net income	(414,657)	(418,650)
Accumulated other comprehensive loss	(65,340)	(72,884)
Treasury shares, at cost	(262)	(262)

Total Medical Properties Trust, Inc. Stockholders’ Equity	2,162,262	2,102,268

Non-controlling interests	4,976	4,997

Total equity	2,167,238	2,107,265

Total Liabilities and Equity	$5,117,933	$5,609,351

(A)	Financials have been derived from the prior year audited financial statements.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

DETAIL OF OTHER ASSETS AS OF JUNE 30, 2016

($ amounts in thousands)

Operator	Investment	Annual Interest Rate	YTD RIDEA Income (C)		Security / Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan(A)	$7,472	10.25%			Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Alecto working capital	16,680	11.20%			Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC working capital	10,353	10.73%			Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	23,667	9.10%			Secured and cross-defaulted with real estate and guaranteed by Parent
Other	11,343

	69,515
Operating Loans
Ernest Health (B)	93,200	15.00%	$7,634		Secured and cross-defaulted with real estate and guaranteed by Parent
RCCH (F)	93,262	8.00%	1,264
IKJG/HUMC convertible loan	3,352		107		Secured and cross-defaulted with real estate and guaranteed by Parent

	189,814		9,005
Equity investments(G)
Domestic	8,856		215
International(E)	110,078		2,065	(H)
Lease and cash collateral	3,751				Not applicable
Other assets(D)	65,904				Not applicable

Total	$447,918		$11,285

(A)	Original amortizing acquisition loan was $41 million; loan matures in 2019.
(B)	Due to compounding, effective interest rate is 16.3%.
(C)	Income earned on operating loans is reflected in the interest income line of the income statement.
(D)	Includes prepaid expenses, office property and equipment and other.
(E)	Includes equity investments in Spain, Italy, and Germany.
(F)	This acquisition loan originated from the April transaction with RCCH and was converted to a sale and leaseback arrangement for a hospital property in Olympia, Washington on July 22, 2016.
(G)	All earnings in income from equity investments are reported on a one quarter lag basis.
(H)	Excludes our share of real estate depreciation and acquisition expenses of certain unconsolidated joint ventures.

Q2 2016  |  SUPPLEMENTAL INFORMATION    17

Medical Properties Trust

1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755 NYSE: MPW
www.medicalpropertiestrust.com

Contact:
Charles Lambert, *Managing Director - Capital Markets*
(205) 397-8897 or clambert@medicalpropertiestrust.com
or
Tim Berryman, *Director - Investor Relations*
(205) 397-8589 or tberryman@medicalpropertiestrust.com

AT THE VERY HEART OF HEALTHCARE.®